UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 29, 2004



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                    0-26071              06-1447017
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
    of incorporation)             File Number)        Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

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Item 6. Resignations of Registrant's Directors.

On April 29, 2004, Benjamin Burditt resigned as a director of EDGAR Online, Inc. Concurrent with the Company's acceptance of Mr. Burditt's resignation, the Company's Board of Directors appointed Morton Mackof to replace Mr. Burditt as a member of the Company's Audit Committee and Miklos A. Vasarhelji to replace Mr. Burditt as a member of the Compensation Committee.

Item 7. Financial Statements and Exhibits.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 29, 2004                 EDGAR ONLINE, INC.

                                        /s/ Susan Strausberg
                                        ------------------------------------
                                        Susan Strausberg
                                        Chief Executive Officer and President


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